Pensions and Post-Employment Benefits - Summary of Actuarial (Gains) Losses (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Gain (loss) on remeasurement, net defined benefit liability (asset) [abstract]
Actuarial (gains) losses due to experience	$ 1	$ 5	$ (58)
Actuarial (gains) losses due to demographic assumptions	18	(11)	(57)
Actuarial (gains) losses due financial assumptions	180	216	(61)
Total	$ 199	$ 210	$ (176)